Exhibit 99.3
UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
The following unaudited pro forma condensed combined balance sheet of the Combined Company as of March 31, 2021 and the unaudited pro forma condensed combined statement of operations of the Combined Company for the three months ended March 31, 2021 and the year ended December 31, 2020 present the combination of the financial information of Social Capital Hedosophia Holdings Corp. V (“SCH”) and Social Finance, Inc. (“SoFi”) after giving effect to the Business Combination and related adjustments described in the accompanying notes. SCH and SoFi are collectively referred to herein as the Companies, and the Companies, subsequent to the Business Combination, are referred to herein as the Combined Company.
The unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 gives pro forma effect to the Business Combination as if it had occurred on January 1, 2020. The unaudited pro forma condensed combined balance sheet as of March 31, 2021 gives pro forma effect to the Business Combination as if it was completed on March 31, 2021.
The unaudited pro forma condensed combined financial information is based on and should be read in conjunction with:
•the accompanying notes to the unaudited pro forma condensed combined financial information;
•the historical unaudited condensed consolidated financial statements of SCH as of and for the three months ended March 31, 2021, and the historical audited consolidated financial statements of SCH as of December 31, 2020 and for the period from July 10, 2020 (date of inception) through December 31, 2020, and the related notes, in each case, included elsewhere in this Current Report on Form 8-K or in the final prospectus and definitive proxy statement, dated May 7, 2021 (the “Proxy Statement/Prospectus”);
•the historical unaudited condensed consolidated financial statements of SoFi as of and for the three months ended March 31, 2021, and the historical consolidated financial statements of SoFi as of and for the year ended December 31, 2020, and the related notes, in each case, included elsewhere in this Current Report on Form 8-K or in the Proxy Statement/Prospectus; and
•other information relating to SCH and SoFi contained in this Current Report on Form 8-K or in the Proxy Statement/Prospectus, including the Merger Agreement and the description of certain terms thereof set forth under “The Business Combination Agreement”, as well as the disclosures contained in the sections titled “SCH’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “SoFi’s Management’s Discussion and Analysis of Financial Condition and Results of Operations”.
The unaudited pro forma condensed combined financial information has been presented for illustrative purposes only and does not necessarily reflect what the Combined Company’s financial condition or results of operations would have been had the Business Combination occurred on the dates indicated. Further, the unaudited pro forma condensed combined financial information also may not be useful in predicting the future financial condition and results of operations of the Combined Company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma transaction accounting adjustments represent management’s estimates based on information available as of the date of this unaudited pro forma condensed combined financial information and are subject to change as additional information becomes available and analyses are performed.
On May 28, 2021, SCH consummated the previously announced Business Combination pursuant to the Merger Agreement dated January 7, 2021 between SCH, Merger Sub and SoFi, under which Merger Sub merged with and into SoFi, with SoFi being the surviving corporation as a wholly owned subsidiary of SCH. In connection with the Business Combination, SCH changed its name to SoFi Technologies, Inc. referred to herein as SoFi Technologies.
At the Closing, all outstanding shares of capital stock (with the exception of Series 1 redeemable preferred stock), options, restricted stock units and warrants of the Company were converted into SoFi Technologies common shares, options and warrants to purchase SoFi Technologies common shares, and SoFi Technologies restricted stock units. Series 1 redeemable preferred stock prior to the Closing were converted into SoFi Technologies Series 1 redeemable preferred stock and remained in temporary equity.
The following pro forma condensed combined financial statements presented herein reflect the actual redemption of 146,111 shares of Class A ordinary shares by SCH’s shareholders in conjunction with the shareholder vote on the Business Combination contemplated by the Merger Agreement at a meeting held on May 27, 2021.

COMBINED COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
MARCH 31, 2021
(In Thousands)

	SCH (Historical)	SoFi (Historical)	Transaction Accounting Adjustments	Note	Pro Forma
Assets
Cash and cash equivalents	$40	$351,283	$253,233	3(a), 3(b)	$604,556
Restricted cash and restricted cash equivalents	—	347,284	—		347,284
Loans	—	4,486,828	—		4,486,828
Servicing rights	—	161,240	—		161,240
Securitization investments	—	462,109	—		462,109
Property, equipment and software	—	82,825	—		82,825
Goodwill	—	899,270	—		899,270
Intangible assets	—	335,719	—		335,719
Operating lease right-of-use assets	—	116,553	—		116,553
Marketable securities held in Trust Account	805,037	—	(805,037)	3(c)	—
Other assets	740	139,126	(7,770)	3(b)	132,096
Total assets	$805,817	$7,382,237	$(559,574)		$7,628,480
Liabilities, temporary equity and permanent equity (deficit)
Liabilities:
Accounts payable, accruals and other liabilities	158,183	421,061	(140,679)	3(b), 3(d), 3(f)	438,565
Promissory note – related party	1,415	—	(1,415)	3(e)	—
Operating lease liabilities	—	138,822	—		138,822
Debt	—	3,827,424	(1,540,000)	3(f)	2,287,424
Residual interests classified as debt	—	114,882	—		114,882
Deferred underwriting fee payable	28,175	—	(28,175)	3(b)	—
Total liabilities	187,773	4,502,189	(1,710,269)		2,979,693
Temporary equity:
Class A ordinary shares, subject to possible redemption	613,044	—	(613,044)	3(g)	—
Redeemable preferred stock	—	3,173,686	(2,853,312)	3(g)	320,374
Permanent equity (deficit):
Common stock	—	—	—	3(g)	—
Preferred shares	—	—	—	3(g)	—
Class A ordinary shares	2	—	77	3(g)	79
Class B ordinary shares	2	—	(2)	3(g)	—
Additional paid-in capital	121,162	583,349	4,521,991	3(g)	5,226,502
Accumulated other comprehensive loss	—	(246)	—	3(g)	(246)
Accumulated deficit	(116,166)	(876,741)	94,985	3(g)	(897,922)
Total permanent equity (deficit)	5,000	(293,638)	4,617,051		4,328,413
Total liabilities, temporary equity and permanent equity (deficit)	$805,817	$7,382,237	$(559,574)		$7,628,480

COMBINED COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2021
(In Thousands, Except Share and Per Share Amounts)

	SCH (Historical)	SoFi (Historical)	Transaction Accounting Adjustments	Note	Pro Forma
Interest income
Loans	$—	$77,221	$—		$77,221
Securitizations	—	4,467	—		4,467
Related party notes	—	211	—		211
Other	20	629	(20)	3(h)	629
Total interest income	20	82,528	(20)		82,528
Interest expense
Securitizations and warehouses	—	29,808	(7,021)	3(i)	22,787
Corporate borrowings	—	5,008	—		5,008
Other	—	432	—		432
Total interest expense	—	35,248	(7,021)		28,227
Net interest income	20	47,280	7,001		54,301
Noninterest income
Loan origination and sales	—	110,345	—		110,345
Securitizations	—	(2,036)	—		(2,036)
Servicing	—	(12,109)	—		(12,109)
Technology Platform fees	—	45,659	—		45,659
Other	—	6,845	—		6,845
Total noninterest income	—	148,704	—		148,704
Total net revenue	20	195,984	7,001		203,005
Noninterest expense
Technology and product development	—	65,948	—		65,948
Sales and marketing	—	87,234	—		87,234
Cost of operations	—	57,570	—		57,570
General and administrative	60,415	161,697	(89,920)	3(j)	132,192
Total noninterest expense	60,415	372,449	(89,920)		342,944
Loss before income taxes	(60,395)	(176,465)	96,921		(139,939)
Income tax expense	—	(1,099)	—		(1,099)
Net loss	(60,395)	(177,564)	96,921		(141,038)
Other comprehensive loss
Foreign currency translation adjustments, net	—	(80)	—		(80)
Total other comprehensive loss	—	(80)	—		(80)
Comprehensive loss	$(60,395)	$(177,644)	$96,921		$(141,118)
Net loss per share
Basic and diluted weighted average shares outstanding, Class A ordinary shares subject to possible redemption	67,342,389	n/a			n/a
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.00	n/a			n/a
Basic and diluted weighted average shares outstanding(1)	33,282,611	66,647,192		3(l)	794,692,813
Basic and diluted net loss per share(1)	$(1.82)	$(2.81)		3(l)	$(0.18)
___________________
(1)Net loss per share is based on:
•SCH — weighted average number of shares of SCH Class A and Class B ordinary shares outstanding for the three months ended March 31, 2021.
•SoFi — weighted average number of shares of SoFi common stock outstanding for the three months ended March 31, 2021.
•Pro forma — number of shares of Class A ordinary shares of SoFi Technologies outstanding after giving effect to the Business Combination.

COMBINED COMPANY
UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2020
(In Thousands, Except Share and Per Share Amounts)

	SCH (Historical)	SoFi (Historical)	Transaction Accounting Adjustments	Note	Pro Forma
Interest income
Loans	$—	$330,353	$—		$330,353
Securitizations	—	24,031	—		24,031
Related party notes	—	3,189	—		3,189
Other	17	5,964	(17)	3(h)	5,964
Total interest income	17	363,537	(17)		363,537
Interest expense
Securitizations and warehouses	—	155,150	(37,118)	3(i)	118,032
Other	—	30,456	—		30,456
Total interest expense	—	185,606	(37,118)		148,488
Net interest income	17	177,931	37,101		215,049
Noninterest income
Loan origination and sales	—	371,323	—		371,323
Securitizations	—	(70,251)	—		(70,251)
Servicing	—	(19,426)	—		(19,426)
Technology Platform fees	—	90,128	—		90,128
Other	—	15,827	—		15,827
Total noninterest income	—	387,601	—		387,601
Total net revenue	17	565,532	37,101		602,650
Noninterest expense
Technology and product development	—	201,199	—		201,199
Sales and marketing	—	276,577	—		276,577
Cost of operations	—	178,896	—		178,896
General and administrative	55,788	237,381	656	3(j), 3(k)	293,825
Total noninterest expense	55,788	894,053	656		950,497
Loss before income taxes	(55,771)	(328,521)	36,445		(347,847)
Income tax benefit	—	104,468	—		104,468
Net loss	(55,771)	(224,053)	36,445		(243,379)
Other comprehensive loss
Foreign currency translation adjustments, net	—	(145)	—		(145)
Total other comprehensive loss	—	(145)	—		(145)
Comprehensive loss	$(55,771)	$(224,198)	$36,445		$(243,524)
Net loss per share
Basic and diluted weighted average shares outstanding, Class A ordinary shares subject to possible redemption	72,920,468	n/a			n/a
Basic and diluted net income per share, Class A ordinary shares subject to possible redemption	$0.00	n/a			n/a
Basic and diluted weighted average shares outstanding(1)	22,074,445	42,374,976		3(l)	794,692,813
Basic and diluted net loss per share(1)	$(2.53)	$(7.49)		3(l)	$(0.31)
___________________
(1)Net loss per share is based on:
•SCH — weighted average number of shares of SCH Class A and Class B ordinary shares outstanding for the period from July 10, 2020 (date of inception) through December 31, 2020.
•SoFi — weighted average number of shares of SoFi common stock outstanding for the year ended December 31, 2020.
•Pro forma — number of shares of Class A ordinary shares of SoFi Technologies outstanding after giving effect to the Business Combination.

Note 1 — Description of the Business Combination
On May 28, 2021, SCH consummated the previously announced Business Combination pursuant to the Merger Agreement dated January 7, 2021 between SCH, Merger Sub and SoFi, under which Merger Sub merged with and into SoFi, with SoFi being the surviving corporation as a wholly owned subsidiary of SCH. In connection with the Business Combination, SCH changed its name to SoFi Technologies, Inc. referred to herein as SoFi Technologies.
Upon the Closing of the Business Combination, SoFi’s stockholders received consideration of $6,570,000 in shares of SoFi Technologies common shares, or 657,000,000 shares based on a stock price of $10 per share, including the dilutive effect (via the treasury stock method for options and warrants) of outstanding stock options, restricted stock units and common stock warrants.
The following table summarizes the pro forma ordinary shares of the Combined Company Class A Common Stock outstanding after giving effect to the Business Combination, excluding the potential dilutive effect of outstanding stock options, restricted stock units and common stock warrants:

	Shares	Ownership, %
SoFi Stockholders	571,813,924	71.9%
SCH’s public shareholders	80,353,889	10.1%
SCH Sponsor V LLC and related parties	47,525,000	6.0%
Third Party PIPE Investors	95,000,000	12.0%
Total	794,692,813	100.0%
Note 2 — Basis of Presentation
The historical financial information of SCH and SoFi has been adjusted in the unaudited pro forma condensed combined financial information to reflect transaction accounting adjustments related to the Business Combination in accordance with accounting principles generally accepted in the United States.
The Business Combination will be accounted for as a reverse recapitalization because SoFi is the accounting acquirer under Financial Accounting Standards Board’s Accounting Standards Codification Topic 805, Business Combinations (“ASC 805”). The determination is primarily based on the evaluation of the following facts and circumstances:
•The pre-combination equity holders of SoFi hold the majority of voting rights in the Combined Company;
•The pre-combination equity holders of SoFi have the right to appoint a majority of directors on the Combined Company Board;
•Senior management of SoFi comprise the senior management of the Combined Company; and
•Operations of SoFi prior to the Business Combination comprise the only ongoing operations of the Combined Company.
Under the reverse recapitalization model, the Business Combination will be reflected as the equivalent of SoFi issuing stock for the net assets of SCH, accompanied by a recapitalization whereby no goodwill or other intangible assets are recorded.
Business Combination costs that are directly attributable and incremental to the Business Combination were deferred and recorded as other assets in the balance sheet leading up until the Business Combination closed. For the pro forma purposes, to the extent not already paid, such costs are recorded as a reduction in cash with a corresponding reduction of additional paid-in capital.
The Unaudited Pro Forma Condensed Combined Statements of Operations for the three months ended March 31, 2021 and for the year ended December 31, 2020 include SCH Business Combination expenses of $4,956 and $462, respectively, which are not expected to have a continuing impact on the results of the Combined Company beyond a year from the Closing.

Note 3 — Pro Forma Adjustments
Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021
The transaction accounting adjustments included in the unaudited pro forma condensed combined balance sheet as of March 31, 2021 are as follows:
3(a)Cash and cash equivalents.   Represents the impact of the Business Combination on the cash and cash equivalents balance of the Combined Company.
The table below represents the sources and uses of funds as it relates to the Business Combination:

	Note
SCH cash and cash equivalents as of March 31, 2021 – pre Business Combination		$40
SoFi cash and cash equivalents as of March 31, 2021 – pre Business Combination		351,283
Total pre Business Combination		351,323
SCH marketable securities held in Trust Account	(1)	805,037
PIPE Financing proceeds – Sponsor and related parties	(2)	275,000
PIPE Financing proceeds – Third parties	(2)	950,000
Payment to redeeming SCH public shareholders	(3)	(1,461)
Payment related to SoFi preferred shareholders	(4)	(21,181)
Payment of loan warehouse facility debt and accrued interest	(5)	(1,541,390)
Payment of deferred underwriting fee payable	(6)	(28,175)
Payment of accrued Business Combination costs of SoFi	(7)	(5,673)
Payment of accrued Business Combination costs and other costs of SCH	(8)	(3,737)
Payment of incremental Business Combination costs of SoFi	(9)	(18,356)
Payment of incremental Business Combination costs and other costs of SCH	(10)	(5,416)
Payment of SCH promissory note	(11)	(1,415)
Repurchase of redeemable common stock	(12)	(150,000)
Total Business Combination adjustments		253,233
Post Business Combination cash and cash equivalents		$604,556
___________________
(1)Represents the amount of the restricted investments and marketable securities held in the Trust account upon consummation of the Business Combination at Closing. (See Note 3(c) Trust account).
(2)Represents the issuance, in a private placement consummated concurrently with the Closing, to PIPE investors of up to 122,500,000 ordinary shares assuming stock price of $10 per share. (See Note 3(g) Impact on equity).
(3)Represents the amount paid to SCH public shareholders who exercised redemption rights. (See Note 3(g) Impact on equity).
(4)In conjunction with the Business Combination, the Series 1 Holders received a cash payment of $21,181, and the Special Payment provision contemplated in Note 9 of the Unaudited Condensed Consolidated Financial Statements will no longer be of any effect. (See Note 3(g) Impact on equity).
(5)Represents payment of a portion of our outstanding loan warehouse facility debt and related accrued interest. (See Note 3(f) Payment of loan warehouse facility debt and accrued interest).
(6)Represents payment of deferred underwriting fee payable by SCH (See Note 3(b)(1) Business Combination costs).
(7)Represents payment of SoFi accrued Business Combination costs. (See Note 3(b)(3) Business Combination costs).
(8)Represents payment of accrued Business Combination costs and other costs of SCH. (See Note 3(b)(2) Business Combination costs).
(9)Represents payment of SoFi incremental Business Combination costs. (See Note 3(b)(5) Business Combination costs).
(10)Represents payment of SCH incremental Business Combination costs and other costs. (See Note 3(b)(6) Business Combination costs).
(11)Represents payment of SCH promissory note. (See Note 3(e) Payment of SCH promissory note)
(12)Immediately following the finalization of the Business Combination and on the same date as the Business Combination, SoFi committed to repurchase up to $150,000 of common shares, or 15,000,000 common shares, from a previous SoFi redeemable preferred stockholder. At the finalization of the Business Combination and immediately prior to the repurchase, these common shares were classified within temporary equity as Class A ordinary shares subject to redemption. (See Note 3(g) Impact on equity).

3(b) Business Combination costs.

	SCH Business Combination and other costs		SoFi Business Combination costs			Incremental Business Combination costs of SoFi (5)		Total Business Combination costs adjustments
	Payment of deferred underwriting fee (1)	Payment of accrued expenses (2)	Payment of accrued expenses (3)	Recognition of capitalized unpaid expenses as a reduction to equity proceeds (4)	Recognition of capitalized paid expenses as a reduction to equity proceeds (4)		Incremental Business Combination Costs and other costs of SCH (6)
Cash and cash equivalents	$(28,175)	$(3,737)	$(5,673)	$—	$—	$(18,356)	$(5,416)	$(61,357)
Other assets	—	—	—	(5,673)	(2,097)	—	—	(7,770)
Accounts payable, accruals and other liabilities	—	(3,737)	(5,673)	—	—	—	—	(9,410)
Deferred underwriting fee payable	(28,175)	—	—	—	—	—	—	(28,175)
Additional paid-in capital	—	—	—	(5,673)	(2,097)	(18,356)	(5,416)	(31,542)
___________________
(1)Payment of deferred underwriting fee payable incurred by SCH in the amount of $28,175. (See Note 3(a)(6) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects payment of these costs as a reduction of cash and cash equivalents, with a corresponding decrease in deferred underwriting fee payable.
(2)Payment of SCH’s accrued transaction costs related to the Business Combination and other costs in the amount of $3,737. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in accounts payable, accruals and other liabilities. (See Note 3(a)(8) Cash and cash equivalents).
(3)Payment of accrued transaction costs specific to SoFi related to the Business Combination in the amount of $5,673. The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in accounts payable, accruals and other liabilities. (See Note 3(a)(7) Cash and cash equivalents).
(4)Recognition of SoFi’s capitalized expenses related to the Business Combination in the amount of $7,770 as a reduction to equity proceeds. The unaudited pro forma condensed combined balance sheet reflects these costs as a decrease in other assets, with a corresponding decrease in additional paid-in capital. (See Note 3(g) Impact on equity).
(5)Payment of incremental transaction costs related to the Business Combination incurred by SoFi in the amount of $18,356. (See Note 3(a)(9) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in additional paid-in capital. (See Note 3(g) Impact on equity).
(6)Payment of incremental transaction costs and other costs related to the Business Combination incurred by SCH in the amount of $5,416. (See Note 3(a)(10) Cash and cash equivalents). The unaudited pro forma condensed combined balance sheet reflects these costs as a reduction of cash and cash equivalents, with a corresponding decrease in additional paid-in capital. (See Note 3(g) Impact on equity).

3(c) Trust Account. Represents release of the restricted investments and marketable securities held in the Trust Account upon consummation of the Business Combination. (See Note 3(a)(1) Cash and cash equivalents).
3(d) Series H warrant liabilities. Represents conversion of the Series H warrants into warrants to purchase common stock of the Combined Company upon consummation of the Business Combination. The unaudited pro forma condensed combined balance sheet reflects this adjustment as a reduction of accounts payable, accruals and other liabilities in the amount of $129,879, with a corresponding increase in additional paid-in capital (See Note 3(g) Impact on equity).
3(e) Payment of SCH promissory note. Represents funds from the Business Combination used to repay the SCH promissory note in the amount of $1,415 (See Note 3(a)(11) Cash and cash equivalents).
3(f) Payment of loan warehouse facility debt and accrued interest. Represents funds from the Business Combination used to repay SoFi’s loan warehouse facility debt in the amount of $1,541,390, which is inclusive of accrued interest in the amount of $1,390. The unaudited pro forma condensed combined balance sheet reflects this payment as a reduction of debt in the amount of $1,540,000 and a reduction of accounts payable, accruals and other liabilities in the amount of $1,390, with a corresponding decrease in cash and cash equivalents. (See Note 3(a)(5) Cash and cash equivalents).

3(g) Impact on equity. The following table represents the impact of the Business Combination on the number of Class A ordinary shares and represents the total equity section impact of redemptions by SCH’s shareholders:

		SCH / Combined Company ordinary shares				SoFi Common Stock		Accumulated other comprehensive loss	Additional paid-in capital	Accumulated deficit	Total permanent equity (deficit)	SCH / Combined Company temporary equity				SoFi temporary equity
		Class A		Class B								Class A ordinary shares, subject to possible redemption		Redeemable preferred stock		Redeemable preferred stock
	Note	Shares	Amount	Shares	Amount	Shares	Amount					Shares	Amount	Shares	Amount	Shares	Amount
SCH equity as of March 31, 2021 – pre Business Combination		19,198,460	$2	20,125,000	$2	—	$—	$—	$121,162	$(116,166)	$5,000	61,301,540	$613,044	—	$—	—	$—
SoFi equity as of March 31, 2021 – pre Business Combination		—	—	—	—	68,291,780	—	(246)	583,349	(876,741)	(293,638)	—	—	—	—	256,459,941	3,173,686

Business Combination pro forma equity adjustments:
Conversion of redeemable preferred stock warrants	3(d)	—	—	—	—	—	—	—	129,879	—	129,879	—	—	—	—	—	—
Reclassification of SCH’s redeemable shares to Class A ordinary shares		61,301,540	6	—	—	—	—	—	613,038	—	613,044	(61,301,540)	(613,044)	—	—	—	—
Less: redeemed shares	3(a)(3)	(146,111)	—	—	—	—	—	—	(1,461)	—	(1,461)	—	—	—	—	—	—
Sponsor and related parties		20,025,000	2	(20,025,000)	(2)	—	—	—	—	—	—	—	—	—	—	—	—
Forfeiture of Class B ordinary shares		—	—	(100,000)	—	—	—	—	—	—	—	—	—	—	—	—	—
PIPE Financing proceeds – Sponsor and related parties	3(a)(2)	27,500,000	3	—	—	—	—	—	274,997	—	275,000	—	—	—	—	—	—
PIPE Financing proceeds – Third parties	3(a)(2)	95,000,000	9	—	—	—	—	—	949,991	—	950,000	—	—	—	—	—	—
Elimination of historical SoFi common stock		—	—	—	—	(68,291,780)	—	—	—	—	—	—	—	—	—	—	—
Elimination of historical SoFi redeemable preferred stock		—	—	—	—	—	—	—	2,853,312	—	2,853,312	—	—	—	—	(253,225,941)	(2,853,312)
Conversion of Series 1 preferred shares		—	—	—	—	—	—	—	—	—	—	—	—	3,234,000	320,374	(3,234,000)	(320,374)
Shares issued to SoFi stockholders as consideration		571,813,924	57	—	—	—	—	—	(150,057)	—	(150,000)	15,000,000	150,000	—	—	—	—
Repurchase of common stock	3(a)(12)	—	—	—	—	—	—	—	—	—	—	(15,000,000)	(150,000)	—	—	—	—
SoFi’s capitalized expenses related to the Business Combination	3(b)(4)	—	—	—	—	—	—	—	(7,770)	—	(7,770)	—	—	—	—	—	—
Incremental Business Combination costs of SoFi	3(b)(5)	—	—	—	—	—	—	—	(18,356)	—	(18,356)	—	—	—	—	—	—
Incremental Business combination costs and other costs of SCH	3(b)(6)	—	—	—	—	—	—	—	(5,416)	—	(5,416)	—	—	—	—	—	—
Payment related to SoFi redeemable preferred stockholders	3(a)(4)	—	—	—	—	—	—	—	—	(21,181)	(21,181)	—	—	—	—	—	—
Elimination of historical accumulated deficit of SCH		—	—	—	—	—	—	—	(116,166)	116,166	—	—	—	—	—	—	—
Total Business Combination pro forma equity adjustments:		775,494,353	77	(20,125,000)	(2)	(68,291,780)	—	—	4,521,991	94,985	4,617,051	(61,301,540)	(613,044)	3,234,000	320,374	(256,459,941)	(3,173,686)
Post-Business Combination		794,692,813	$79	—	$—	—	$—	$(246)	$5,226,502	$(897,922)	$4,328,413	—	$—	3,234,000	$320,374	—	$—

Adjustments to the Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2021 and the year ended December 31, 2020
The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 are as follows:
3(h) Exclusion of interest earned on marketable securities held in Trust Account. Represents elimination of interest earned on marketable securities held in Trust Account.
3(i) Interest expense. Represents elimination of the interest expense incurred during the three months ended March 31, 2021 and the year ended December 31, 2020 following the repayment of SoFi’s loan warehouse facility debt in connection with the Business Combination (See Note 3(f) Payment of loan warehouse facility debt and accrued interest).
3(j) Change in fair value of the Series H warrant liabilities. Represents elimination of the change in fair value of the warrant liabilities as a result of conversion of the Series H warrants into warrants to purchase common stock of the Combined Company upon consummation of the Business Combination (See Note 3(d) Series H warrant liabilities).
3(k) Nonrecurring expense related to payment made to SoFi redeemable preferred stockholders. Reflects expense related to a payment made to certain redeemable preferred stockholders in conjunction with the Business Combination, in the amount of $21,181 for the year ended December 31, 2020 (See Note 3(a)(4) Cash and cash equivalents). This payment was accounted for as an embedded derivative, which was not clearly and closely related to the host contract.Therefore, the redeemable preferred stockholder payment made at the closing of the Business Combination is recognized as noninterest expense — general and administrative in SoFi’s Consolidated Statements of Operations and Comprehensive Loss.
3(l) Net loss per share. Represents pro forma net loss per share based on pro forma net loss and 794,692,813 total shares outstanding upon consummation of the Business Combination (see Note 3(g) Impact on equity). For each period presented, there is no difference between basic and diluted pro forma net loss per share, as the inclusion of all potential Class A ordinary shares of the Combined Company outstanding would have been anti-dilutive.